April 27, 2007

                                                                                                      EXECUTION COPY

DATE:                                                    April 27, 2007
TO:                                                      Deutsche Bank Trust Company Americas, not in its individual capacity but solely as
                                                         Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH4
                                                         Supplemental Interest Trust, acting on behalf of the Class A Certificateholders,
                                                         Class M
                                                         Certificateholders and Class B Certificateholders under the Pooling and Servicing
                                                         Agreement identified below ("PARTY A")

ATTENTION:                                               RALI Series 2007-QH4

FROM:                                                    Deutsche Bank Trust Company Americas, not in its individual capacity but solely as
                                                         Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH4
                                                         Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                                 Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the  Transaction entered into on the Trade Date  specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which evidences a complete and binding  agreement  between you and us to enter into the Transaction on the terms set forth below,  constitutes a "Confirmation"  as referred to in the ISDA Form Master Agreement (as defined below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.       This Agreement is subject to and incorporates the 2000 ISDA Definitions (the  "Definitions"),  as published by the International  Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this
Agreement in lieu of  negotiating  a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) form
(the  "ISDA  Form  Master  Agreement")  but,  rather,  an ISDA Form  Master  Agreement  shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any  inconsistency  between the provisions of this Agreement and the  Definitions or the ISDA Form Master  Agreement,  this Agreement  shall prevail for purposes of the Transaction.  Terms used and not otherwise  defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the series supplement (the "Series  Supplement"),  dated as of April 1, 2007,  to the standard  terms of pooling and servicing  agreement,  dated as of December 1, 2006 (the
"Standard  Terms",  and  together  with the  Series  Supplement,  the  "Pooling  and  Servicing  Agreement"),  among
Residential Accredit Loans, Inc., as depositor,  Residential Funding Company, LLC, as master servicer,  and Deutsche
Bank Trust Company Americas,  as trustee and supplemental  interest trust trustee.  Each reference to a "Section" or to a "Section"  "of this  Agreement"  will be  construed  as a  reference  to a Section of the 1992 ISDA Form Master
Agreement.  Each  capitalized  term used herein that is not defined herein or in the 1992 ISDA Form Master Agreement shall have the meaning  defined in the Pooling  and  Servicing  Agreement.  Notwithstanding  anything  herein to the contrary,  should any  provision  of this  Agreement  conflict  with any  provision  of the  Pooling  and  Servicing
Agreement, the provision of the Pooling and Servicing Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                                      May 25, 2037 subject to adjustment in accordance with the Business Day Convention.
               Business Days:                                         California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:                               Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                                 Each Distribution Date under the Pooling and Servicing Agreement.
               Party A Payment Amounts:                               On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount of
                                                                      Net  Swap  Payments  and Swap  Termination  Payments  owed to the Swap  Counterparty remaining  unpaid  after  application  of the sum of (A) from the REMIC I  Available
                                                                      Distribution  Amount (less the amount  distributable  on such  Distribution  Date in respect of REMIC IV Regular  Interest  IO) that would have  remained had the REMIC I
                                                                      Available  Distribution  Amount (less the amount  distributable on such Distribution
                                                                      Date in respect of REMIC IV Regular  Interest IO) been applied on such  Distribution
                                                                      Date to make the  distributions  for such  Distribution  Date under  Section 4.02(c)
                                                                      clauses (i) through  (ix) of the Pooling  and  Servicing  Agreement,  the sum of (I)
                                                                      Accrued Certificate  Interest on the Class SB  Certificates,  (II) the amount of any
                                                                      Overcollateralization  Reduction Amount and (III) for each  Distribution  Date after the Certificate  Principal  Balance of each Class of Class A  Certificates,  Class M
                                                                      Certificates   and   Class  B   Certificates   has  been   reduced   to  zero,   the
                                                                      Overcollateralization  Amount,  (B)  from  prepayment  charges  on  deposit  in  the
                                                                      Certificate  Amount,  any prepayment  charges  received on the Mortgage Loans during the related Prepayment Period and (C) the amount  distributable on such Distribution
                                                                      Date in respect of the REMIC IV Regular Interest IO.
               PARTY B PAYMENTS:
               Party B Payment Dates:                                 Each Distribution Date under the Pooling and Servicing Agreement
               Party B Payment Amounts:                               On each Party B Payment  Date,  an amount  equal to the lesser of (a) the  Available
                                                                      Distribution  Amount remaining on such  Distribution Date after the distributions on such  Distribution  Date  under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                                      Pooling and Servicing  Agreement and (b) the  aggregate unpaid Basis Risk Shortfalls allocated  to the Class A  Certificateholders,  Class M  Certificateholders  and the
                                                                      Class B Certificateholders for such Distribution Date.
3.       Additional  Provisions:  Each party  hereto is hereby  advised  and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions  set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)      "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly,  Section
                  5(a)(v) shall not apply to Party A or Party B.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)      With respect to Party A and Party B, the  "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master  Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred  to therein.

2)       Tax Representations.

(a)      Payer Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party A and Party B will make the following representations:

                                    It is not  required by any  applicable  law, as modified by the practice
                                    of  any  relevant  governmental  revenue  authority,   of  any  Relevant
                                    Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be made by it to the other party under this Agreement. In making this representation,  it may rely on:

(i)      the  accuracy  of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

(ii)     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or  4(a)(iii) of the ISDA Form Master
                           Agreement and the accuracy and  effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the  agreement  of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided that it shall not be a breach of this representation  where reliance is placed on clause (ii) and the other  party does not  deliver a form or document  under
                           Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the  purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)      Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER          FORM/DOCUMENT/                                        DATE BY WHICH TO
DOCUMENT                           CERTIFICATE                                           BE DELIVERED
Party A and Party B                Any documents required or reasonably                  Promptly after the earlier of (i) reasonable demand by either
                                   requested to allow the other party to                 party or (ii) actual knowledge that such form or document is
                                   make payments under this Agreement                    required
                                   without any deduction or withholding for
                                   or on the account of any Tax or with
                                   such deduction or withholding at a
                                   reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED                         FORM/DOCUMENT/                                    DATE BY WHICH TO BE DELIVERED    COVERED BY
TO DELIVER                             CERTIFICATE                                                                        SECTION 3(D) REPRESENTATION
DOCUMENT
Party A and Party B                    Any documents required by the receiving party     Upon execution and delivery of   Yes
                                       to evidence the authority of the delivering       this Agreement and such
                                       party for it to execute and deliver this          Confirmation
                                       Agreement, any Confirmation to which it is a
                                       party, and to evidence the authority of the
                                       delivering party to perform its obligations
                                       under this Agreement and such Confirmation.
Party A and Party B                    A certificate of an authorized officer of the     Upon the execution and           Yes
                                       party, as to the incumbency and authority of      delivery of this Agreement and
                                       the respective officers of the party signing      such Confirmation
                                       this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                           RALI Series 2007-QH43 Trust,
                                            acting through Deutsche Bank Trust Company Americas
                                            not in its individual capacity
                                            but solely in its capacity as
                                            Supplemental Interest Trust
                                            Trustee for the benefit of the
                                            RALI Series 2007-QH4 Supplemental Interest Trust
                                            Attn:    RALI Series 2007-QH4 Trust
                                            Fax:     714-247-6285

         with a copy to:                    Residential Funding Company, LLC
                                            8400 Normandale Lake Blvd., Suite 600
                                            Minneapolis, MN 55437
         Attention:                         Steve Milstein
         Facsimile:                         301-664-6901

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                           RALI Series 2007-QH4 Trust,
                                            acting through Deutsche Bank Trust Company Americas
                                            not in its individual capacity
                                            but solely in its capacity as
                                            Supplemental Interest Trust Trustee for the benefit of the
                                            RALI Series 2007-QH4 Supplemental Interest Trust
                                            Attn:    RALI Series 2007-QH4 Trust
                                            Fax:     714-247-6285

         with a copy to:                    Residential Funding Company, LLC
                                            8400 Normandale Lake Blvd., Suite 600
                                            Minneapolis, MN 55437
         Attention:                         Steve Milstein
         Facsimile No.:                     301-664-6901

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                                         Not Applicable
                  Party B:                                         Not Applicable

(c)      Offices.  The  provisions  of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)      Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement,  neither Party A nor
                  Party B is a Multibranch. Party.

(e)      Calculation Agent. The Calculation Agent is Party B.

(f)      Credit Support Document.

                                    Not Applicable

(g)      Credit Support Provider.

                                    Not Applicable

(h)      Governing Law. The parties to this ISDA Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      Non-Petition.  Party A and Party B each  hereby  irrevocably  and  unconditionally  agrees that it will not institute  against,  or join any other person in instituting  against or cause any other person to institute against RALI Series 2007-QH4 Trust,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                  Series 2007-QH4, or the other party any bankruptcy,  reorganization,  arrangement,  insolvency, or similar  proceeding  under  the laws of the  United  States,  or any  other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the  payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days  (or,  if  longer,  the applicable preference period) following such payment.

(j)      Severability. If any term, provision,  covenant, or condition of this Agreement, or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
                  for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or  unenforceable portion  eliminated,  so long as this  Agreement  as so modified  continues  to  express,  without material  change,  the  original  intentions  of the  parties  as to the  subject  matter  of this
                  Agreement and the deletion of such portion of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

                           The parties shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant  or  condition  with a valid or  enforceable  term, provision,  covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)      Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time,  by the other party of any and all  communications  between  officers or employees of the parties,  waives any further  notice of such  monitoring  or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)      Waiver of Jury Trial. Each party to this Agreement  respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)      Set-Off  Notwithstanding  any provision of this Agreement or any other existing or future  agreement,  each party  irrevocably  waives any and all  rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or  condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other  party under any other agreements.  The  provisions  for  Set-off  set  forth in  Section  6(e) of the ISDA  Form  Master
                  Agreement shall not apply for purposes of this Transaction.

(n)      This Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)      Supplemental  Interest Trust Trustee Liability  Limitations.  It is expressly  understood and agreed by the parties  hereto that (a) this  Agreement is executed and  delivered by Deutsche Bank Trust Company
                  Americas,  not  individually  or personally but solely as  Supplemental  Interest Trust Trustee of
                  Party A and Party B, in the exercise of the powers and  authority  conferred  and vested in it and that Deutsche Bank Trust Company  Americas shall perform its duties and  obligations  hereunder in accordance  with the  standard  of care set forth in Article  VIII of the  Pooling  and  Servicing
                  Agreement,  (b) each of the  representations,  undertakings and agreements herein made on the part of Party A and Party B is made and  intended  not as personal  representations,  undertakings  and agreements  by Deutsche  Bank Trust  Company  Americas but is made and intended for the purpose of binding only Party A and Party B, (c) nothing herein  contained shall be construed as creating any liability on Deutsche Bank Trust Company  Americas,  individually  or  personally,  to perform any covenant  either  expressed  or  implied  contained  herein,  all such  liability,  if any,  being expressly  waived by the  parties  hereto  and by any  Person  claiming  by,  through or under the parties hereto;  provided that nothing in this paragraph shall relieve Deutsche Bank Trust Company
                  Americas from performing its duties and obligations  hereunder and under the Pooling and Servicing
                  Agreement  in  accordance  with  the  standard  of  care  set  forth  therein,  and (d)  under  no circumstances  shall Deutsche Bank Trust Company Americas be personally  liable for the payment of any  indebtedness  or expenses of Party A or Party B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or undertaken by Party A or Party B under this Agreement or any other related  documents;  provided,  that nothing in this  paragraph  shall relieve Deutsche Bank Trust Company Americas from performing its duties and obligations  hereunder and under the Pooling and Servicing  Agreement in  accordance  with the standard of care set forth herein and therein.

5)       "Affiliate".  Party A and  Party B shall  be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

6)       Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the  following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this  Agreement or the
Confirmation  in  respect  of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary, and it has made its own  investment,  hedging and trading  decisions  based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through  independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed  by the Pooling and  Servicing
Agreement to enter into this Transaction; and

(ii)     It understands  the terms,  conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering into the  Transaction  for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the
Transaction.

(5)      Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined in Section
35.1(b)(2)  of  the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QH4 Swap
                           PAYMENTS TO PARTY B:
                           Deutsche Bank Trust Company Americas
                           ABA Number: 021-001-003
                           Account Number: 01419663
                           Account Name: NYLTD Funds Control - Stars West
                           Ref: RALI 2007-QH4 Swap

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH4 Supplemental Interest
                                                     Trust, acting on behalf of the Class SB Certificateholders

                                                     By:     /s/ Amy Stoddard
                                                              Name:    Amy Stoddard
                                                              Title:   Authorized Signer

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QH4 Supplemental Interest
                                                     Trust, acting on behalf of the Class A Certificateholders,
                                                     Class M Certificateholders and Class B Certificateholders

                                                     By:     /s/ Amy Stoddard
                                                              Name:    Amy Stoddard
                                                              Title:   Authorized Signer